POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS:

          WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, its Registration Statement, and periodically file amendments to its Registration Statement;

          NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such Registration Statement and any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 4th day of February, 1997.


ATTEST:                                                  The BSG Funds


/s/ Elise R. Hunter                      By: /s/ Michael E. Guirlinger
ELISE R. HUNTER, Secretary                   MICHAEL E. GUIRLINGER, President


STATE OF OHIO                       )
                                    )       ss:
COUNTY OF FRANKLIN                  )

          Before me, a Notary Public, in and for said county and state, personally appeared MICHAEL E. GUIRLINGER, President and ELISE R. HUNTER, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 4th day of February 1997.


                                               /s/
                                               Notary Public
                                               Commission Expires:  1/21/2002

                                   CERTIFICATE


          The undersigned, Secretary of The BSG Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees by Action by Unanimous Consent of Trustees dated February 4th, 1997, and is in full force and effect:


              "WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, its Registration Statement, and periodically file amendments to its Registration Statement;

               NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such Registration Statement and any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."


Dated:  February 4, 1997                      /s/Elise R. Hunter
                                                 Elise R. Hunter, Secretary
                                                 The BSG Funds

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, its Registration Statement, and periodically file amendments to its Registration Statement; and

          WHEREAS, the undersigned is a Trustee and the President and Treasurer of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such Registration Statement and any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of February, 1997.


                                       /s/ Michael E. Guirlinger
                                       MICHAEL E. GUIRLINGER, Trustee, President
                                       and Treasurer

STATE OF OHIO                       )
                                    )       ss:
COUNTY OF FRANKLIN                  )

          Before me, a Notary Public, in and for said county and state, personally appeared MICHAEL E. GUIRLINGER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

          WITNESS my hand and official seal this 4th day of February, 1997.


                                  /s/ Sandra L. Quinn
                                  Notary Public
                                  Commissions Expires: 1/21/2002

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

           WHEREAS, the undersigned is a Trustee and the Secretary of the Trust;

           NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, her attorneys for her and in her name, place and stead, and in her capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 13th day of October, 1997.


                                       /S/ LISA R. HUNTER, Trustee and Secretary
                                       LISA R. HUNTER, Trustee and Secretary


STATE OF OHIO                 )
                              )         ss:
COUNTY OF FRANKLIN            )

           Before me, a Notary Public, in and for said county and state, personally appeared LISA R. HUNTER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

           WITNESS my hand and official seal this 13th day of October, 1997.


                                          /S/ JOANN M. STRASSER
                                          Notary Public
                                          My commission has no expiration date

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

           WHEREAS, the undersigned is a Trustee of the Trust;

           NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, her attorneys for her and in her name, place and stead, and in her capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 13th day of October, 1997.


                                              /S/ VIRGINIA H. RADER, Trustee
                                              VIRGINIA H. RADER, Trustee


STATE OF OHIO             )
                          )     ss:
COUNTY OF FRANKLIN        )

           Before me, a Notary Public, in and for said county and state, personally appeared VIRGINIA H. RADER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

           WITNESS my hand and official seal this 13th day of October, 1997.


                                            /S/ JOANN M. STRASSER
                                            Notary Public
                                            My commission has no expiration date

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Pre-Effective Amendment No. 1 to its Registration Statement; and

           WHEREAS, the undersigned is a Trustee of the Trust;

           NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file such Pre-Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of October, 1997.


                                           /S/JOHN M. BOBB, III, Trustee
                                           JOHN M. BOBB, III, Trustee


STATE OF OHIO             )
                          )         ss:
COUNTY OF FRANKLIN        )

           Before me, a Notary Public, in and for said county and state, personally appeared JOHN M. BOBB, III, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

           WITNESS my hand and official seal this 13th day of October, 1997.


                                          /S/ JOANN M. STRASSER
                                          Notary Public
                                          My commission has no expiration date

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS:

           WHEREAS, The BSG Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

           WHEREAS, the undersigned is a Trustee of the Trust;

           NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of October, 1997.


                                                 /S/ GARY A. RADVILLE, Trustee
                                                 GARY A. RADVILLE, Trustee


STATE OF ILLINOIS     )
                      )         ss:
COUNTY OF COOK        )

           Before me, a Notary Public, in and for said county and state, personally appeared GARY A. RADVILLE, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

           WITNESS my hand and official seal this 29th day of October, 1997.


                              /S/ DONNA M. RECUPIDO
                               Notary Public
                               My commission expires:  7/31/2001